IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Mar. 31, 2011
IMPAIRMENT OF LONG-LIVED ASSETS

6. IMPAIRMENT OF LONG-LIVED ASSETS

Makita recognized an impairment loss of ¥ 354 million for the year ended March 31, 2010 on long-lived assets related to the gardening tools reporting unit of the Japan operating segment.

Management assessed that impairment was caused by the economic downturn in Japan backdropped by the global recession, and the resulted un-suitable operations of its gardening tool unit for the year while it tried to minimize its operation losses.

The impairment losses were included in selling, general, administrative and others, net in the consolidated statements of income. The management estimated the fair value of the assets by the cost approach method and by the market approach method with the assistance of an independent third party appraiser. During the fourth quarter, management determined that certain planned initiatives related to a manufacturing facility would not produce the planned results. As a result, management revised its projections of future cash flows and recorded an impairment loss to write down the impacted assets to their estimated fair values.

Makita recognized an impairment loss of ¥ 262 million ($ 3,157 thousand) for the years ended March 31, 2011 on certain unused assets of machinery and equipments related to the gardening tools reporting unit of the Europe operating segment. The impairment losses were included in selling, general, administrative and others, net in the consolidated statements of income. The carrying value of those assets was reduced to zero on the basis that Makita anticipated no future use from those assets.

Management determined that no impairment of long-lived assets occurred as a result of the March 11, 2011 earthquake and resulting tsunami in Japan.